EXHIBIT 10.1

FOURTH AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT
AND ESCROW INSTRUCTIONS

THIS FOURTH AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (“Fourth Amendment”) is made and entered into effective as of September 6, 2016, by and among 6700 N. ROCHESTER, LLC, a Michigan limited liability company (“Seller”); GAHC4 Rochester Hills MI MOB, LLC, a Delaware limited liability company (“Buyer”); and CHICAGO TITLE INSURANCE COMPANY (“Escrow Agent”).

Recitals

WHEREAS, Seller and Buyer entered into that certain Real Estate Purchase Agreement and Escrow Instructions, dated as of June 20, 2016, as amended by that certain First Amendment to Real Estate Purchase Agreement and Escrow Instructions, dated as of July 19, 2016, as further amended by that certain Second Amendment to Real Estate Purchase Agreement and Escrow Instructions, dated as of August 1, 2016, as further amended by that certain Third Amendment to Real Estate Purchase Agreement and Escrow Instructions, dated August 11, 2016 (collectively, the “Purchase Agreement”); and

WHEREAS, Seller and Buyer seek to amend the Purchase Agreement as set forth below.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.    Recitals. The recitals set forth above are true and correct and are hereby incorporated in their entirety. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.
2.    Due Diligence Period. Seller and Buyer have agreed to extend the Due Diligence Period to Tuesday, September 13, 2016. Accordingly, Section 3.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
3.2    Due Diligence Period. Buyer shall have until 6:00 p.m. EDT on Tuesday, September 13, 2016 (the “Due Diligence Period”) to physically inspect the Property, review the economic data, conduct appraisals, perform examinations of the physical condition of the Improvements, conduct environmental inspections of the Property, as permitted in Section 3.1, supra, and to otherwise conduct such due diligence review of the Property and all of the items to be furnished by Seller to Buyer pursuant to Section 3.3, infra, and all records and other materials related thereto as Buyer deems appropriate.
3.    Loan Assumption Related Fees. Notwithstanding anything to the contrary contained in Section 1.6 of the Purchase Agreement and notwithstanding Buyer’s obligation to pay the Loan Assumption Related Fees (as defined in Section 1.6 of the Purchase Agreement), Seller and Buyer have agreed to equally share the following fees: (i) the fee to be paid to the Existing Lender of One Hundred Thousand and No/100 Dollars ($100,000.00); and (ii) the

fee to be paid to the Existing Lender’s servicer, Talmer Bank & Trust (“Servicer”), of Nineteen Thousand Nine Hundred Thirty Five and 49/100 Dollars ($19,935.49) (the aggregate fee of $119,935.49 as recited in items (i)-(ii) shall be referred to as the “Existing Lender and Servicer Charge”). Excluding the Existing Lender and Servicer Charge, Buyer shall solely remain responsible for the Loan Assumption Related Fees. To the extent the Existing Lender and Servicer Charge is required to be advanced prior to Closing, Buyer shall advance the same and Seller shall give Buyer a credit at Closing for its one-half share of the Existing Lender and Servicer Charge. In the event that, despite Buyer’s best efforts, full and final approval of the Loan Assumption cannot be obtained by the sixtieth (60th) day of the Loan Assumption Approval Period and provided that the failure to obtain full and final approval of the Loan Assumption is not due to any act, omission or requirement of Buyer, then in addition to the remedies set forth in Section 1.6 of the Purchase Agreement, Buyer shall be entitled to collect from Seller one-half of any portion of the Existing Lender and Servicer Charge advanced which is not returned by Existing Lender and Servicer upon termination of the pursuit of the Loan Assumption.
4.    Ratifications. Except as specifically herein amended, all terms, provisions, conditions and exhibits contained in the Purchase Agreement are hereby confirmed, ratified and restated and shall remain unmodified and in full force and effect. In the event that any provision of this Fourth Amendment shall conflict with the terms, provisions, conditions, and exhibits of the Purchase Agreement, the terms of this Fourth Amendment shall govern and control.
5.    Counterparts; Signatures. This Fourth Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts when taken together shall constitute but one and the same Fourth Amendment. Signatures to this Fourth Amendment transmitted in .pdf (portable document format), via electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Fourth Amendment. Seller and Buyer further agree that the acknowledgement of this Fourth Amendment by Escrow Agent is not required for this Fourth Amendment to be binding and effective as between Seller and Buyer.
6.    Successors and Assigns. This Fourth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

{Signatures appear on the following pages}

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date indicated in the preamble above.

BUYER:

GAHC4 ROCHESTER HILLS MI MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings,
LP, Its Sole Member

	By:	Griffin-American Healthcare REIT IV,
Inc., a Maryland corporation,
Its General Partner

		By:	/s/ Mathieu Streiff
		Name:	Mathieu Streiff
		Title:	Executive Vice President and
General Counsel

[Signature Page to Fourth Amendment – Signatures Continue on Following Pages]

SELLER:

6700 N. ROCHESTER, LLC,
a Michigan limited liability company

By:	/s/ Stacy Richards
Name:	Stacy Richards
Its:	Member

[Signature Page to Fourth Amendment – Signatures Continue on Following Page]

The undersigned Escrow Agent acknowledges the foregoing Fourth Amendment:

CHICAGO TITLE INSURANCE COMPANY

By:	/s/ Daniel Tsakonas
Name:	Daniel Tsakonas
Its:	Escrow Officer

[Signature Page to Fourth Amendment]